SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 6, 2005
MAXXAM INC.
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or other jurisdiction of incorporation)
1-3924
(Commission File Number)
95-2078752
(I.R.S. Employer Identification Number)

1330 Post Oak Boulevard Suite 2000 Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)
Registrant’s telephone number, including area code: (713) 975-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On August 24, 2005, the Registrant filed a press release under cover of Form 8-K indicating that Judge Lynn N. Hughes of the U.S. District Court for the Southern District of Texas (“District Court”) had ordered the Federal Deposit Insurance Corporation (“FDIC”) to pay the Registrant over $72 million dollars in sanctions. On September 6, 2005, the FDIC filed a notice of appeal with the District Court, which filing commences the appeal of Judge Hughes’ decision to the U.S. Fifth Circuit Court of Appeals.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXXAM INC.
Date: September 8, 2005	By:	/s/ Bernard L. Birkel
		Name:	Bernard L. Birkel
		Title:	Secretary & Senior Assistant General Counsel

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